Exhibit 99.1

FTI Consulting, Inc.

Current Investor Presentation

November 2015

1

Cautionary Note About Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this press release, words such as “anticipates,” “aspirational,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward looking statements. All forward looking statements, including, without limitation, estimates of our medium-term growth targets and our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

2

FTI Consulting: A Leader Among Leaders

FCN $1.7BLN 1982 4,700+

Publicly traded Equity market capitalization(1) Year founded Total employees worldwide

440+ 80 9 2 Nobel

Senior Managing Directors Offices in 80 cities around 9 specialized industry Laureates the globe practice groups

10/10 94/100 47/100

Advisor to the world’s top Advisor to 94 of the world’s 47 of Global 100

10 bank holding top 100 law firms corporations are clients

companies

(1)Total Shares outstanding times the closing share price as of December 31, 2014.

3

Overview

FTI Consulting is a leading professional services company with strong people and strong positions –corporations and law firms come to FTI Consulting when there is a critical need

New management team (CEO, CFO, CHRO, Chief Strategy, General Counsel) over past 23 months focused on analysis, accountability and discipline

Shifting from a capital driven to an organic growth strategy – with an emphasis on profitable revenue growth

Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions

Willingness to invest EBITDA in key growth areas where we have strong people and strong positions

Believe we are on a path towards double-digit year-over-year Adjusted EPS growth

4

# Balanced and Diversified Portfolio

## Corporate Finance & Restructuring

- Bankruptcy Support Services
- Interim Management Services
- Investment Banking
- Litigation Support
- Business Transformation Services
- Performance Improvement
- Private Equity Advisory
- Restructuring/Turnaround Services
- Transaction Advisory Services
- Valuation & Financial Advisory Services

## Forensic and Litigation Consulting

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics
- Financial Services
- Forensic Accounting & Advisory Services
- Global Risk & Investigations Practice
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

## Economic Consulting

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

## Technology

- Computer Forensics & Investigations
- E-discovery Software & Services
- Discovery Consulting

## Strategic Communications

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

**Q3 2015 Segment Revenues**



25%
26%
25%
12%
12%

**Q3 2015 Segment EBITDA**



35%
18%
22%
14%
11%

FTI CONSULTING
5

# Corporate Finance & Restructuring

## Services

- Bankruptcy Support Services
- Interim Management Services
- Investment Banking
- Litigation Support
- Business Transformation Services
- Performance Improvement
- Private Equity Advisory
- Restructuring/Turnaround Services
- Transaction Advisory Services
- Valuation & Financial Advisory Services

## Clients

- Corporations/C-Suite
- Boards of Directors
- Equity Sponsors
- Secured Lenders
- Unsecured Creditors

| | 2010 | 2011 | 2012 | 2013 | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 | 2014 | Q1 2015 | Q2 2015 | Q3 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Segment Revenue** | $396,216 | $364,409 | $394,718 | $382,586 | $93,982 | $104,020 | $100,041 | $93,072 | $391,115 | $106,212 | $109,133 | $113,487 |
| **Segment Gross Profit Margin** | 41.8% | 37.4% | 39.5% | 35.9% | 31.9% | 35.1% | 33.8% | 29.3% | 32.6% | 39.8% | 37.6% | 39.5% |
| **Segment SG&A** | $59,629 | $60,499 | $61,027 | $71,966 | $19,786 | $18,191 | $19,047 | $18,358 | $75,382 | $20,528 | $19,695 | $18,852 |
| **Adjusted Segment EBITDA[1]** | $108,152 | $75,942 | $95,916 | $67,183 | $10,951 | $19,133 | $15,534 | $9,874 | $55,492 | $22,480 | $22,032 | $26,662 |
| **Adjusted Segment EBITDA Margin[1]** | 27.3% | 20.8% | 24.3% | 17.6% | 11.7% | 18.4% | 15.5% | 10.6% | 14.2% | 21.2% | 20.2% | 23.5% |
| **Segment Billable Headcount** | 620 | 587 | 697 | 737 | 726 | 713 | 722 | 706 | 706 | 735 | 775 | 830 |

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING

6

Corporate Finance & Restructuring (continued)

Segment Offering

The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders.

Medium–Term Initiatives

Reinforce core positions e.g., TMT, retail, company-side, interim management, creditor rights

Drive organic growth in new/adjacent businesses where we have the right to win, e.g., Office of the CFO, carve out

Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax

Focus on profitability enhancements e.g., geographic rationalization, cost control, engagement profitability improvements

Q3 2015 Form 10–Q Management’s Discussion & Analysis

Revenues increased $13.4 million, or 13.4%, to $113.5 million for the three months ended September 30, 2015 compared to $100.0 million for the same prior year period, which included a 4.3% estimated negative impact from foreign currency translation.

?Excluding the foreign currency translation impact, the revenue increase of 17.8% was largely due to higher demand for the segment’s distressed service offerings in North America.

?Improvements in the North America non-distressed services were offset by lower restructuring activity in our Asia Pacific bankruptcy and restructuring practice.

Gross profit increased $11.1 million, or 32.8%, to $44.8 million for the three months ended September 30, 2015 compared to $33.8 million for the same prior year period. Gross profit margin increased 5.7 percentage points to 39.5% for the three months ended September 30, 2015 compared to 33.8% for the same prior year period.

?The increase in gross profit margin was due to higher demand for the segment’s distressed service offerings, which lead to improved staff leverage and utilization in the North America practice.

Adjusted Segment EBITDA increased $11.1 million, or 71.6%, to $26.7 million for the three months ended September 30, 2015 compared to $15.5 million for the same prior year period.

7

# Forensic and Litigation Consulting

## Services

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics ("FEDA")
- Financial Services
- Forensic Accounting & Advisory Services ("FAAS")
- Global Risk & Investigations Practice ("GRIP")
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

## Clients

- Corporations
- Boards of Directors
- Governments
- Law Firms

PokerStars.com

mvmc

MKG



STANFORD

| | 2010 | 2011 | 2012 | 2013 | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 | 2014 | Q1 2015 | Q2 2015 | Q3 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Segment Revenue** | $379,780 | $428,730 | $407,586 | $433,632 | $121,429 | $119,081 | $121,732 | $121,138 | $483,380 | $123,265 | $126,131 | $116,158 |
| **Segment Gross Profit Margin** | 37.5% | 36.5% | 33.8% | 35.9% | 39.2% | 36.7% | 35.0% | 35.4% | 36.6% | 36.3% | 35.2% | 30.0% |
| **Segment SG&A** | $69,712 | $78,745 | $80,842 | $84,616 | $22,121 | $22,481 | $21,409 | $24,696 | $90,707 | $23,634 | $25,347 | $22,349 |
| **Adjusted Segment EBITDA[1]** | $76,402 | $80,923 | $60,566 | $74,481 | $26,494 | $22,271 | $22,260 | $19,443 | $90,468 | $22,071 | $19,979 | $13,406 |
| **Adjusted Segment EBITDA Margin[1]** | 20.1% | 18.9% | 14.9% | 17.2% | 21.8% | 18.7% | 18.3% | 16.1% | 18.7% | 17.9% | 15.8% | 11.5% |
| **Segment Billable Headcount** | 911 | 957 | 952 | 1,061 | 1,076 | 1,059 | 1,135 | 1,154 | 1,154 | 1,145 | 1,169 | 1,209 |

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
8

Forensic and Litigation Consulting (continued)

Segment Offering

The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny.

Medium–Term Initiatives

Reinvest behind core areas of strength e.g., FAAS, FEDA

Grow key regions where we have a right to win in e.g., with a focus in construction & environmental solutions

Invest behind people to expand key businesses e.g., insurance, cyber security

Q3 2015 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $5.6 million, or 4.6%, to $116.2 million for the three months ended September 30, 2015 compared to $121.7 million for the same prior year period, which included a 2.3% estimated negative impact from foreign currency translation.

?Excluding the estimated impact of foreign currency translation, revenue decreased $2.8 million, or 2.3%, driven by decreased demand in our global disputes and investigations practices, partially offset by increased demand in our North America data analytics practice and higher success fees in our health solutions practice.

Gross profit decreased $7.8 million, or 18.3%, to $34.8 million for the three months ended September 30, 2015 compared to $42.7 million for the same prior year period. Gross profit margin decreased five percentage points to 30.0% for the three months ended September 30, 2015 compared to 35.0% for the same prior year period.

?The decrease in gross profit margin is related to lower demand in the segment’s disputes and investigations practices, as well as additional hiring in certain core practices, partially offset by the increase in success fees.

Adjusted Segment EBITDA decreased $8.9 million, or 39.8%, to $13.4 million for the three months ended September 30, 2015 compared to $22.3 million for the same prior year period.

# Economic Consulting

## Services

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

## Clients

- Corporations
- Government Entities
- Law Firms

| | 2010 | 2011 | 2012 | 2013 | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 | 2014 | Q1 2015 | Q2 2015 | Q3 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Segment Revenue** | $255,660 | $ 353,981 | $391,622 | $447,366 | $106,851 | $117,227 | $120,494 | $106,468 | $451,040 | $106,081 | $108,698 | $114,541 |
| **Segment Gross Profit Margin** | 33.2% | 31.4% | 32.3% | 32.9% | 27.0% | 27.6% | 27.6% | 25.5% | 27.0% | 24.6% | 26.9% | 27.4% |
| **Segment SG&A** | $37,879 | $46,802 | $51,912 | $58,282 | $16,880 | $15,242 | $ 15,683 | $18,354 | $66,159 | $15,501 | $14,858 | $15,538 |
| **Adjusted Segment EBITDA[1]** | $49,481 | $67,028 | $77,461 | $92,204 | $13,030 | $18,043 | $18,426 | $9,783 | $59,282 | $11,556 | $15,292 | $16,654 |
| **Adjusted Segment EBITDA Margin[1]** | 19.4% | 18.9% | 19.8% | 20.6% | 12.2% | 15.4% | 15.3% | 9.2% | 13.1% | 10.9% | 14.1% | 14.5% |
| **Segment Billable Headcount** | 297 | 433 | 474 | 530 | 538 | 525 | 551 | 574 | 574 | 566 | 554 | 594 |

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
10

Economic Consulting (continued)

Segment Offering

The Economic Consulting segment provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates in the U.S. and around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Medium–Term Initiatives

Continue driving Compass Lexecon

Expand international arbitration, energy and Center for Healthcare Economics and Policy offerings

Continue to expand cross-segment collaboration

Q3 2015 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $6.0 million, or 4.9%, to $114.5 million for the three months ended September 30, 2015 compared to $120.5 million for the same prior year period, which included a 2.2% estimated negative impact of foreign currency translation.

?Revenues increased $1.7 million, or 1.4%, due to acquisitions as compared to the same prior year period.

?Excluding the foreign currency and acquisition related impacts, organic revenue declined $5.0 million, or 4.2%, primarily due to decreased demand in our non-M&A related antitrust and financial economics services, partially offset by higher demand for our international arbitration and M&A related services.

Gross profit decreased $1.9 million, or 5.6%, to $31.4 million for the three months ended September 30, 2015 compared to $33.2 million for the same prior year period. Gross profit margin decreased 0.2 percentage points to 27.4% for the three months ended September 30, 2015 compared to 27.6% for the same prior year period.

?The decrease in gross profit margin was impacted by lower utilization in our EMEA international arbitration, regulatory and valuation practice

?Lower utilization in the antitrust and financial economics practices were offset by lower variable compensation.

Adjusted Segment EBITDA decreased $1.8 million, or 9.6%, to $16.7 million for the three months ended September 30, 2015 compared to $18.4 million for the same prior year period.

Technology

Software & Services

Computer Forensics & Investigations Discovery Consulting E-discovery Software & Services

Clients

Corporations

Government Agencies

Law Firms

2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015 Q2 2015 Q3 2015

Segment Revenue $176,607 $218,738 $195,194 $202,663 $60,063 $60,720 $62,359 $58,168 $241,310 $54,654 $61,826 $55,568

Segment Gross Profit

Margin 62.7% 60.0% 54.9% 52.2% 48.9% 45.7% 49.7% 47.8% 48.0% 44.7% 43.6% 43.9%

Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $16,079 $16,648 $17,017 $18,418 $68,162 $18,026 $18,297 $17,386

Adjusted Segment

EBITDA1 $64,358 $77,011 $57,203 $60,655 $17,348 $15,104 $17,835 $13,258 $63,545 $10,073 $12,166 $10,813

Adjusted Segment

EBITDA Margin1 36.4% 35.2% 29.3% 29.9% 28.9% 24.9% 28.6% 22.8% 26.3% 18.4% 19.7% 19.5%

Segment Billable

Headcount 257 290 277 306 321 328 335 344 344 360 364 354

(in thousands, except percentages and headcount data) (unaudited)

1 See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted

Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment

EBITDA Margin.

Technology (continued)

Segment Offering

The Technology segment is a leading provider of software, services and consulting for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We provide a comprehensive suite of software and services to help clients locate, review and produce electronically stored information (“ESI”) including e-mail, computer files, voicemail, instant messaging and financial and transactional data. Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Medium–Term Initiatives

Increased investment in sales and marketing

Ongoing investment in new products and services and geographic expansion to stay leading edge with respect to the most complicated, major corporate events

Q3 2015 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $6.8 million, or 10.9%, to $55.6 million for the three months ended September 30, 2015 compared to $62.4 million for the same prior year period, which included a 1.5% estimated negative impact of foreign currency translation.

?Excluding the estimated impact of foreign currency translation, revenues decreased $5.9 million, or 9.4%, due to a decline in consulting and a decline in other services related to financial services and cross-border investigations and reduced licensing revenues, partially offset by higher M&A related second request work.

Gross profit decreased $6.6 million, or 21.2%, to $24.4 million for the three months ended September 30, 2015 compared to $31.0 million for the same prior year period. Gross profit margin decreased 5.8 percentage points to 43.9% for the three months ended September 30, 2015 compared to 49.7% for the same prior year period.

?The decrease in gross profit margin was due to lower utilization and realized pricing related to client mix and reduced licensing fees.

Adjusted Segment EBITDA decreased $7.0 million, or 39.4%, to $10.8 million for the three months ended September 30, 2015 compared to $17.8 million for the same prior year period.

# Strategic Communications

## Services

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

## Clients

- CEOs
- CFOs
- Chief Communications Officers
- Investor Relations Officers
- Boards of Directors

NOVARTIS
Transocean
red
Allstate. You're in good hands.
Perrigo
Anadarko Petroleum Corporation

| | 2010 | 2011 | 2012 | 2013 | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 | 2014 | Q1 2015 | Q2 2015 | Q3 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Segment Revenue | $193,198 | $200,910 | $187,750 | $186,245 | $43,227 | $53,276 | $46,552 | $46,312 | $189,367 | $42,126 | $43,369 | $55,716 |
| Segment Gross Profit Margin | 37.4% | 37.2% | 36.9% | 34.7% | 35.6% | 34.5% | 37.1% | 39.7% | 36.7% | 37.4% | 36.9% | 33.0% |
| Segment SG&A | $46,469 | $50,919 | $46,852 | $47,874 | $13,128 | $13,084 | $11,154 | $11,524 | $48,890 | $10,444 | $10,747 | $10,058 |
| Adjusted Segment EBITDA[1] | $28,971 | $26,801 | $25,019 | $18,737 | $2,729 | $5,834 | $ 6,605 | $7,420 | $22,588 | $5,752 | $5,631 | $8,717 |
| Adjusted Segment EBITDA Margin[1] | 15.0% | 13.3% | 13.3% | 10.1% | 6.3% | 10.9% | 14.2% | 16.0% | 11.9% | 13.7% | 13.0% | 15.6% |
| Segment Billable Headcount | 583 | 582 | 593 | 590 | 584 | 566 | 549 | 566 | 566 | 556 | 551 | 594 |

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
14

Strategic Communications (continued)

Segment Offering

The Strategic Communications segment provides advice and consulting services relating to financial and corporate communications and investor relations, reputation management and brand communications, public affairs, business consulting and digital design and marketing.

Medium–Term Initiatives

Reinforce financial and corporate communications positions Continued expansion of public affairs practice Focus on EBIT improvement

Q3 2015 Form 10–Q Management’s Discussion & Analysis

Revenues increased $9.2 million, or 19.7%, to $55.7 million for the three months ended September 30, 2015 compared to $46.6 million for the same prior year period, which included a 7.0% estimated negative impact of foreign currency translation.

?Excluding the estimated impact of foreign currency translation, revenues increased $12.4 million, or 26.7%, largely due to an increase in pass-through income of $9.3 million, with the remaining increase coming from higher M&A and public affairs project-based revenues in our EMEA and North America regions.

Gross profit increased $1.1 million, or 6.5%, to $18.4 million for the three months ended September 30, 2015 compared to $17.3 million for the same prior year period. Gross profit margin decreased 4.1 percentage points to 33.0% for the three months ended September 30, 2015 compared to 37.1% for the same prior year period.

?Gross profit margin, excluding the impact of low margin pass-through income, was 41.9% for the three months ended September 30, 2015 compared to 39.6 % for the same prior year period.

?The increase in gross profit margin, excluding pass-through income, was primarily due to improved mix of higher priced project revenue, combined with better staff leverage.

Adjusted Segment EBITDA increased $2.1 million, or 32.0%, to $8.7 million for the three months ended September 30, 2015 compared to $6.6 million for the same prior year period.

Financial Overview

Revenues and Adjusted Earnings Per Share

($ Millions)

$2,100 Revenues

$1,756 $1,740-$1,780

$1,750 $1,652

$1,567 $1,577

$1,401

$1,400

$1,050

$700

$432 $449 $455

$350

$0

FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Q1 2015 Q2 2015 Q3 2015 2015 Guidance

$2.50 $2.37 Adjusted Earnings Per Share

$2.13 $2.17 $2.09

$2.00 $1.80-$1.95

$1.64

$1.50

$1.00

$0.57 $0.50 $0.53

$0.50

$0.00

FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Q1 2015 Q2 2015 Q3 2015 2015 Guidance

See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Financial Profile

In thousands, except for DSOs

Q3 2015 Q2 2015 Q1 2015 Q3 2014 FY 2014 FY 2013

Cash and cash equivalents $ 104,974 $ 239,988 $ 225,295 $ 94,412 $ 283,680 $ 205,833

Accounts receivable, net $ 554,400 $ 549,300 $ 513,285 $ 579,737 $ 485,101 $ 476,445

Days sales outstanding 105 104 101 107 97 97

(“DSO”)1

Net cash (used in) provided by

operating activities $ 43,303 $ (30,731) $ (51,333) $ (77,104) $ 135,401 $ 193,271

Purchases of property and $ 24,674 $ 17,533 $ 8,876 $ 31,797 $ 39,256 $ 42,544

equipment

businesses, net of cash $ 575 $ 576 - $ 15,684 $ 23,467 $ 55,498 received

common stock - - - $ 4,367 $ 4,367 $ 66,763

Total debt $ 520,000 $ 711,000 $ 711,000 $ 711,000 $ 711,000 $ 717,014

DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter.

Appendix

# Third Quarter 2015 Awards & Accolades

***Who's Who Legal: Asset Recovery 2015*** and ***Global Investigations Review*** recognized six FTI Consulting professionals as **world leading expert witnesses in asset recovery**

FTI Consulting's Strategic Communications segment in the Asia Pacific region awarded a **gold SABRE Award from *The Holmes Report*** for their work with Out Leadership promoting LGBT Equality in Asia

Five Forensic and Litigation Consulting professionals recognized by *Who's Who Legal* as **world leading construction and insurance experts**

Compass Lexecon named **2015 Competition Economist Firm of the Year** and Janusz Ordover named **Competition Economist Individual Expert of the Year** by *Who's Who Legal*

FTI Consulting's Technology and Forensic and Litigation Consulting segments recognized in numerous categories of *The Recorder*'s **Best of 2015 Legal Products and Services** and *The National Law Journal's* **2015 Best of Chicago**

Five professionals recognized as **world leading patent litigation expert witnesses** in *Intellectual Asset Management* ("IAM") magazine's Patent 1000 – The World's Leading Patent Professionals guide

Honored as **the #1 Firm** in the categories of E-Discovery Managed Service Provider, Corporate Investigations Provider, End-to-End Litigation Consulting and Securities Litigation Consulting from the ***NY Law Journal* annual Reader Rankings survey**

Honored with **eight Turnaround Atlas Awards** from the *Global M&A Network*, including engagements with Momentive Performance Materials, IAP Worldwide Services, Overseas Shipholding Group, Classic Party Rentals, Preferred Sands, Unitek Global Services, Clearlake Capital Group and FiberTower Network Services

FTI CONSULTING

20

Financial Tables

Q3 2015 – FY 2010 Reconciliations of Non-GAAP Financial Measures

# Q3 2015 - FY 2010 Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Share to Adjusted Earnings Per Share

In thousands, except for per share data

| | Q3 2015 | Q2 2015 | Q1 2015 | 2014 | 2013 | 2012 | 2011 | 2010 |
|---|---|---|---|---|---|---|---|---|
| Net income (loss) | $10,309 | $21,709 | $23,686 | $58,807 | ($10,594) | ($36,986) | $103,903 | $65,984 |
| **Add back:** | | | | | | | | |
| Special charges, net of tax | - | - | - | 9,637 | 23,267 | 19,115 | 9,285 | 32,733 |
| Goodwill impairment charge | - | - | - | - | 83,752 | 110,387 | - | - |
| Loss on early extinguishment of debt, net of tax | 11,881 | - | - | - | - | 2,910 | - | 3,019 |
| Remeasurement of acquisition-related contingent consideration, net of taxes | | (1,005) | - | (1,718) | (12,054) | (5,228) | (9,953) | - |
| **Adjusted Net Income [1]** | **$22,190** | **$20,704** | **$23,686** | **$66,726** | **$84,371** | **$90,198** | **$103,235** | **$101,736** |
| **Earnings (loss) per common share – diluted** | **$0.25** | **$0.52** | **$0.57** | **$1.44** | **($0.27)** | **($0.92)** | **$2.39** | **$1.38** |
| Add back: | | | | | | | | |
| Special charges, net of tax | - | - | - | 0.24 | 0.59 | 0.47 | 0.21 | 0.69 |
| Goodwill impairment charge | - | - | - | - | 2.14 | 2.74 | - | - |
| Loss on early extinguishment of debt, net of tax | 0.28 | - | - | - | - | 0.07 | - | 0.06 |
| Remeasurement of acquisition-related contingent consideration, net of taxes | - | (0.02) | - | (0.04) | (0.30) | (0.13) | (0.23) | - |
| Impact of denominator for diluted adjusted earnings per common share | - | - | - | - | (0.07) | (0.06) | - | - |
| **Adjusted earnings per common share – diluted [1]** | $0.53 | $0.50 | $0.57 | $1.64 | $2.09 | $2.17 | $2.37 | $2.13 |
| Weighted average number of common shares outstanding – diluted | 41,982 | 41,696 | 41,324 | 40,729 | 40,421 | 41,578 | 43,473 | 47,664 |

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Adjusted Net Income and Adjusted Earnings per Share.

FTI CONSULTING

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# Q2 and Q3 2015: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

| Three Months Ended September 30, 2015 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Unallocated Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$10,309** |
| Interest income and other | | | | | | | (2,027) |
| Interest expense | | | | | | | 11,696 |
| Loss on early extinguishment of debt | | | | | | | 19,589 |
| Income tax provision | | | | | | | 6,177 |
| **Operating income [(1)]** | **$25,112** | **$11,944** | **$15,498** | **$6,830** | **$7,235** | **($20,875)** | **$45,744** |
| Depreciation and amortization | 677 | 925 | 848 | 3,784 | 499 | 725 | 7,458 |
| Amortization of other intangible assets | 873 | 537 | 308 | 199 | 983 | - | 2,900 |
| **Adjusted EBITDA [(1)]** | **$26,662** | **$13,406** | **$16,654** | **$10,813** | **$8,717** | **($20,150)** | **$56,102** |

| Three Months Ended June 30, 2015 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Unallocated Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$21,709** |
| Interest income and other | | | | | | | (950) |
| Interest expense | | | | | | | 12,473 |
| Income tax provision | | | | | | | 13,922 |
| **Operating income [(1)]** | **$21,906** | **$18,476** | **$14,282** | **$8,465** | **$4,126** | **($20,101)** | **$47,154** |
| Depreciation and amortization | 682 | 922 | 886 | 3,508 | 515 | 790 | 7,303 |
| Amortization of other intangible assets | 935 | 581 | 308 | 193 | 990 | - | 3,007 |
| Remeasurement of acquisition-related contingent consideration | (1,491) | - | (184) | - | - | - | (1,675) |
| **Adjusted EBITDA [(1)]** | **$22,032** | **$19,979** | **$15,292** | **$12,166** | **$5,631** | **($19,311)** | **$55,789** |

[(1)] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

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# Q1 2015 and FY 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

| Three Months Ended March 31, 2015 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$23,686** |
| Interest income and other | | | | | | | 137 |
| Interest expense | | | | | | | $12,368 |
| Income tax provision | | | | | | | $11,657 |
| **Operating income[1]** | **$20,764** | **$20,474** | **$10,296** | **$6,198** | **$4,197** | **($14,081)** | **$47,848** |
| Depreciation and amortization of intangible assets | $1,716 | $1,597 | $1,260 | $3,875 | $1,555 | $817 | $10,820 |
| **Adjusted EBITDA [1]** | **$22,480** | **$22,071** | **$11,556** | **$10,073** | **$5,752** | **($13,264)** | **$58,668** |

| Year Ended December 31, 2014 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$58,807** |
| Interest income and other | | | | | | | ($4,670) |
| Interest expense | | | | | | | $50,685 |
| Income tax provision | | | | | | | $42,604 |
| **Operating income [1]** | **$46,913** | **$83,180** | **$55,282** | **$46,906** | **$15,603** | **($100,458)** | **$147,426** |
| Depreciation and amortization of intangible assets | $3,568 | $4,301 | $4,068 | $15,768 | $2,562 | $3,722 | $33,989 |
| Amortization of other intangible assets | $5,589 | $3,613 | $1,047 | $852 | $4,420 | - | $15,521 |
| Special charges | $84 | $308 | $12 | $19 | $3 | $15,913 | $16,339 |
| Remeasurement of acquisition-related contingent consideration | ($662) | ($934) | ($1,127) | - | - | - | ($2,723) |
| **Adjusted EBITDA [1]** | **$55,492** | **$90,468** | **$59,282** | **$63,545** | **$22,588** | **($80,823)** | **$210,552** |

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

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# Q1 and Q2 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

| Three Months Ended March 31, 2014 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$18,117** |
| Interest income and other | | | | | | | ($1,003) |
| Interest expense | | | | | | | $12,655 |
| Income tax provision | | | | | | | $10,348 |
| **Operating income[1]** | **$8,607** | **$25,402** | **$12,430** | **$13,066** | **$1,005** | **($20,393)** | **$40,117** |
| Depreciation and amortization of intangible assets | $3,006 | $1,765 | $1,387 | $4,282 | $1,724 | $1,037 | $13,201 |
| Remeasurement of acquisition-related contingent consideration | ($662) | ($673) | ($787) | - | - | - | ($2,122) |
| **Adjusted EBITDA [1]** | **$10,951** | **$26,494** | **$13,030** | **$17,348** | **$2,729** | **($19,356)** | **$51,196** |

| Three Months Ended June 30, 2014 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net Income** | | | | | | | **$17,247** |
| Interest income and other | | | | | | | ($1,448) |
| Interest expense | | | | | | | $12,908 |
| Income tax provision | | | | | | | $10,225 |
| **Operating income [1]** | **$17,068** | **$20,839** | **$16,840** | **$10,905** | **$4,030** | **($30,750)** | **$38,932** |
| Depreciation and amortization of intangible assets | $2,065 | $1,693 | $1,203 | $4,199 | $1,804 | $904 | $11,868 |
| Special charges | - | - | - | - | - | $9,364 | $9,364 |
| Remeasurement of acquisition-related contingent consideration | - | ($261) | - | - | - | - | ($261) |
| **Adjusted EBITDA [1]** | **$19,133** | **$22,271** | **$18,043** | **$15,104** | **$5,834** | **($20,482)** | **$59,903** |

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

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# Q3 and Q4 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

| Three Months Ended September 30, 2014 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$22,522** |
| Interest income and other | | | | | | | ($1,014) |
| Interest expense | | | | | | | $12,634 |
| Income tax provision | | | | | | | $12,329 |
| **Operating income[(1)]** | **$13,406** | **$20,276** | **$17,245** | **$13,741** | **$4,875** | **($23,072)** | **$46,471** |
| Depreciation and amortization of intangible assets | $2,044 | $1,676 | $1,169 | $4,075 | $1,727 | $886 | $11,577 |
| Special charges | $84 | $308 | $12 | $19 | $3 | $4,921 | $5,347 |
| **Adjusted EBITDA [(1)]** | **$10,951** | **$26,494** | **$13,030** | **$17,348** | **$2,729** | **($19,356)** | **$63,395** |

| Three Months Ended December 31, 2014 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net Income** | | | | | | | **$921** |
| Interest income and other | | | | | | | ($1,205) |
| Interest expense | | | | | | | $12,488 |
| Income tax provision | | | | | | | $9,702 |
| **Operating income [(1)]** | **$7,832** | **$16,663** | **$8,767** | **$9,194** | **$5,693** | **($26,243)** | **$21,906** |
| Depreciation and amortization of intangible assets | $2,042 | $2,780 | $1,356 | $4,064 | $1,727 | $895 | $12,864 |
| Special charges | - | - | - | - | - | $1,628 | $1,628 |
| Remeasurement of acquisition-related contingent consideration | - | - | ($340) | - | - | - | ($340) |
| **Adjusted EBITDA [(1)]** | **$9,874** | **$19,443** | **$9,783** | **$13,258** | **$7,420** | **($23,720)** | **$36,058** |

[(1)] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

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# Reconciliation of 2013 and 2012 Net Loss And Operating Income (Loss) to Adjusted EBITDA

In thousands

| Year Ended December 31, 2013 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net loss** | | | | | | | **($10,594)** |
| Interest income and other | | | | | | | ($1,748) |
| Interest expense | | | | | | | $51,376 |
| Income tax provision | | | | | | | $42,405 |
| **Operating income (loss)[1]** | **$58,594** | **$68,211** | **$86,714** | **$38,038** | **($72,129)** | **($97,989)** | **$81,439** |
| Depreciation and amortization of intangible assets | $9,929 | $6,100 | $5,479 | $22,601 | $7,048 | $4,338 | $55,495 |
| Special charges | $10,274 | $2,111 | $11 | $16 | $66 | $25,936 | $38,414 |
| Goodwill impairment charge | - | - | - | - | $83,752 | - | $83,752 |
| Remeasurement of acquisition-related contingent consideration | ($11,614) | ($1,941) | - | - | - | - | ($13,555) |
| **Adjusted EBITDA[1]** | **$67,183** | **$74,481** | **$92,204** | **$60,655** | **$18,737** | **($67,715)** | **$245,545** |

| Year Ended December 31, 2012 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net loss** | | | | | | | **($36,986)** |
| Interest income and other | | | | | | | ($5,659) |
| Interest expense | | | | | | | $56,731 |
| Income tax provision | | | | | | | $40,100 |
| Loss on early extinguishment of debt | | | | | | | $4,850 |
| **Operating income (loss) (1)** | **$80,970** | **$45,809** | **$71,992** | **$33,642** | **($97,298)** | **($76,079)** | **$59,036** |
| Depreciation and amortization of intangible assets | $8,835 | $6,487 | $4,478 | $20,447 | $7,218 | $4,546 | $52,011 |
| Special charges | $11,332 | $8,276 | $991 | $3,114 | $4,712 | $1,132 | $29,557 |
| Goodwill impairment charge | - | - | - | - | $110,387 | - | $110,387 |
| Remeasurement of acquisition-related contingent consideration | ($5,222) | ($6) | - | - | - | - | ($5,228) |
| **Adjusted EBITDA(1)** | **$95,915** | **$60,566** | **$77,461** | **$57,203** | **$25,019** | **($70,401)** | **$245,763** |

FTI CONSULTING

(1) See "End Notes: FTI Consulting Non-GAAP Data Reconciliation" for definitions of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.

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# Reconciliation of 2011 and 2010 Net Income And Operating Income to Adjusted EBITDA

In thousands

| Year Ended December 31, 2011 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$103,903** |
| Interest income and other | | | | | | | ($6,304) |
| Interest expense | | | | | | | $58,624 |
| Income tax provision | | | | | | | $49,224 |
| **Operating income** (1) | **$66,591** | **$74,831** | **$60,890** | **$57,917** | **$19,066** | **($73,848)** | **$205,447** |
| Depreciation and amortization of intangible assets | $8,902 | $6,215 | $4,045 | $19,094 | $7,735 | $4,962 | $50,953 |
| Special charges | $9,440 | $839 | $2,093 | - | - | $2,840 | $15,212 |
| Remeasurement of acquisition-related contingent consideration | ($8,991) | ($962) | - | - | - | - | ($9,953) |
| **Adjusted EBITDA** (1) | **$75,942** | **$80,923** | **$67,028** | **$77,011** | **$26,801** | **($66,046)** | **$261,659** |

| Year Ended December 31, 2010 | Corporate Finance & Restructuring | Forensic and Litigation Consulting | Economic Consulting | Technology | Strategic Communications | Corporate | Total |
|---|---|---|---|---|---|---|---|
| **Net income** | | | | | | | **$65,984** |
| Interest income and other | | | | | | | ($4,423) |
| Interest expense | | | | | | | $50,263 |
| Income tax provision | | | | | | | $41,407 |
| Loss on early extinguishment of debt | | | | | | | $5,161 |
| **Operating income** (1) | **$89,861** | **$62,759** | **$39,180** | **$27,569** | **$11,602** | **($72,579)** | **$158,392** |
| Depreciation and amortization of intangible assets | $9,730 | $7,447 | $3,634 | $20,876 | $8,325 | $5,232 | $55,244 |
| Special charges | $8,561 | $6,196 | $6,667 | $15,913 | $9,044 | $4,750 | $51,131 |
| **Adjusted EBITDA** (1) | **$108,152** | **$76,402** | **$49,481** | **$64,358** | **$28,971** | **($62,597)** | **$264,767** |

(1) See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

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End Notes: FTI Consulting Non-GAAP Data Reconciliations

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as Net Income and Earnings Per Diluted Share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

We define Segment Operating Income (loss) as a segment’s share of consolidated operating income (loss). We define Total Segment Operating Income (loss) as the total of Segment Operating Income (loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (loss) for the purpose of calculating Adjusted Segment EBITDA (loss). We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (loss).

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